Revenue	6 Months Ended
Jun. 30, 2023
Receivables from contracts with customers [abstract]
Revenue	Revenue
Disaggregated revenue

When disaggregating revenue, the Company considered all of the economic factors that may affect its revenues. The Company assess its revenues by four geographic regions Europe, the Middle East, and Africa (“EMEA”); North America (“NORAM”); Latin America (“LATAM”); and Asia-Pacific (“APAC”). The following tables disaggregate the Company's revenue from contracts with customers by geographic market (in USD thousands):

	Three months ended June 30,		Six months ended June 30,
	2023	2022	2023	2022
EMEA	$10,784	$8,541	$20,890	$16,616
NORAM	2,487	1,558	4,664	3,193
LATAM	937	687	1,913	1,360
APAC	846	881	1,553	1,359
Total revenue	$15,054	$11,667	$29,020	$22,528

Revenue streams
The Company’s revenue from contracts with customers has been allocated to the revenue streams indicated in the table below (in USD thousands):

	Three months ended June 30,		Six months ended June 30,
	2023	2022	2023	2022
SOPHiA DDM Platform	$14,587	$11,223	$28,336	$21,653
Workflow equipment and services	467	444	684	875
Total revenue	$15,054	$11,667	$29,020	$22,528
Contract assets and liabilities
The timing of revenue recognition and billings can result in accrued contract revenue, which are presented within accounts receivable in the unaudited interim condensed consolidated balance sheet.
Accrued contract revenue
Accrued contract revenue is related to unbilled revenue for which performance obligations are satisfied prior to being due and are recorded in accounts receivable. As of June 30, 2023, and December 31, 2022, accrued contract revenue was $4.0 million and $1.5 million, respectively. The Company recorded no loss allowance related to the accrued contract revenue as of June 30, 2023 and December 31, 2022.